SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2011


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-52402                 27-2478133
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)


1100 Wicomico Street, Suite 700, Baltimore, Maryland               21224
      (Address of Principal Executive Offices)                   (Zip Code)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
  (Former Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

     Since June 30, 2011, the Company has issued the following securities without registration under the Securities Act of 1933:

                              COMMON STOCK ISSUED:

Date of Issuance        Shares       Consideration     Reason for Issuance
----------------        ------       -------------     -------------------

July 1, 2011           4,132,231        $16,116          Debt Conversion
July 20, 2011         10,256,400        $20,000          Debt Conversion
July 20, 2011         10,101,810        $23,335          Debt Conversion    (1)
July 20, 2011         20,833,300        $50,000          Debt Conversion    (2)
July 20, 2011         19,230,800        $50,000          Debt Conversion    (2)
July 22, 2011          4,058,442        $12,500          Debt Conversion    (1)
July 25, 2011         19,607,900        $50,000          Debt Conversion    (2)
July 26, 2011          4,563,561        $ 9,828          Debt Conversion
July 26, 2011         12,175,325        $37,500          Debt Conversion    (1)
July 26, 2011          2,673,800        $ 8,610          Debt Conversion    (1)
July 26, 2011         12,422,360        $40,000          Debt Conversion    (1)
July 27, 2011          2,332,362        $ 8,000          Debt Conversion    (1)
July 27, 2011         30,000,000        $37,500          Debt Conversion    (4)
July 28, 2011          3,409,091        $10,500          Debt Conversion    (1)
August 2, 2011        50,000,000        $50,000          Debt Conversion    (2)
August 3, 2011         6,190,476        $ 6,500          Debt Conversion    (1)
August 10, 2011       16,071,429        $18,000          Debt Conversion    (1)
August 10, 2011       20,269,786        $21,893          Debt Conversion    (1)
August 14, 2011       53,333,333        $40,000          Debt Conversion    (3)
August 17, 2011       25,000,000        $25,000          Debt Conversion    (2)
August 21, 2011       25,000,000        $25,000          Debt Conversion    (2)
August 23, 2011          800,000        $ 1,280          Services Rendered
August 31, 2011       47,619,048        $30,000          Debt Conversion
September 1, 2011      2,000,000        $ 3,600          Services Rendered
September 1, 2011      5,000,000        $ 9,000          Services Rendered
September 6, 2011     30,000,000        $ 6,250          Debt Conversion    (4)
September 12, 2011     5,000,000        $ 4,000          Debt Conversion    (3)
September 13, 2011    27,715,925        $22,173          Debt Conversion    (3)
October 4, 2011       51,144,018        $26,500          Debt Conversion
October 4, 2011       17,807,585        $20,000          Debt Conversion

----------
(1) Represents same entity.
(2) Represents same entity.
(3) Represents same entity.
(4) Represents same entity.

     No broker or underwriter was involved in any of the above transaction Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions.

ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS

     On October 13, 2011, SavWatt USA, Inc. ("Company") made certain management changes to realign the authority and responsibility of our management team. Isaac H. Sutton, our President, was appointed as our Chief Executive Officer, and is now our President and Chief Executive Officer. Adam Kolodny, our Chief Financial Officer, was appointed as our Chief Operating Officer, and is now our Chief Financial Officer and Chief Operating Officer. Michael Haug, our former Chief Executive Officer, was appointed to our newly created office of Executive Vice President and Eco Hub Development. Biographical information for our officers is set forth below.

ISAAC H. SUTTON, PRESIDENT, CHIEF EXECUTIVE OFFICER AND SOLE DIRECTOR

     Mr. Sutton, age 57, is an entrepreneurial marketing executive. He combines in-depth global marketing experience with practical business knowledge. His experience includes founding positions at Aprica Juvenile Products, Fusen Usagi, Inc., Exus Networks, Inc., Starinvest Group, Inc., and, GoIP Global, Inc. His career began at I.S. Sutton & Sons, Inc., an importer of products from the Far East. In 1978, he managed a major Ronald McDonald import Doll Promotion for one year overseas at the age of 24. Examples of his innovative marketing work and vision can be seen in the companies he founded. His goal-driven accomplishments in Uzbekistan drew upon his considerable aptitudes to successfully implement a World Bank project designed to assist the country in increasing its GNP for cotton. Mr. Sutton earned his Bachelor of Arts degree from Pace University in New York.

ADAM KOLODNY, CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER

     Mr. Kolodny, age 48, is a seasoned senior executive with cross-industry experience in the management of high growth, dynamic global companies. From 2008 through 2010, Mr. Kolodny served as an operational and financial consultant for companies engaged in, among other things, manufacturing and data services. From 2001 through 2007, Mr. Kolodny served as the Chief Operating Officer and Chief Financial Officer for PT-1 Communications. He was appointed to this position by that company's secured lenders. Mr. Kolodny was instrumental in the re-engineering of PT-1 Communications. Mr. Kolodny began his professional career as an accountant with Laventhol & Horwath, where he focused on technology and public companies. He received his Bachelor of Business Administration (Accounting) from Hofstra University in 1986.

MICHAEL F. HAUG, EXECUTIVE VICE PRESIDENT OF SALES AND ECO HUB DEVELOPMENT

     As an experienced insurance and financial representative since 1993, Michael F. Haug, age 45, has worked for well known companies such as Liberty Mutual, John Hancock, and AIG. He also formed his own insurance agencies called Financial Solutions in 1999 and Z-Group International in 2007. In 2007 Michael became heavily involved in commercial lighting, working as consultant to Global Green Works and later AEI lighting. A graduate of The University of Baltimore in 1990 in Business Administration, Michael has always had a passion for businesses to improve their Leadership in Energy & Environmental Design (LEED). His motivation and mission in life has been green projects and energy efficient lighting. Michael is proud to bring lighting education to the forefront. He has helped municipalities, private enterprises, and schools save money and energy by increasing their awareness of energy efficient lighting. Michael also has been affiliated with many LEED programs to stay on top of the ever changing energy environment. This diversification has helped propel Michael to the top of the financial and energy lighting work place.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

     On September 21, 2011, the Company amended its Certificate of Incorporation to increase the number of shares of all classes which the Company has authority to issue to 5,000,000,000 of which 4,800,000,000 shall be Common Stock with a par value of $.0001 per share, and 200,000,000 shall be Preferred Stock with a par value of $.0001 per share.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    3.1.1 Certificate of Amendment of Certificate of Incorporation filed on September 21, 2011 with the Secretary of State of Delaware.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 14, 2011
                                        SAVWATT USA, INC.


                                        By: /s/ Isaac H. Sutton
                                           -------------------------------------
                                           Isaac H. Sutton
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.                 Description of Exhibit
-----------                 ----------------------

  3.1.1 Certificate of Amendment of Certificate of Incorporation filed on September 21, 2011 with the Secretary of State of Delaware.